Exhibit 99.1

Drone Aviation Selected by Prime Contractor for Exclusive Relationship

- Initial Award Valued at $3.8 Million -

- Company Solidifies Cash Position for Production with $2 Million in New Equity Capital -

JACKSONVILLE, FL – January 08, 2019 – Drone Aviation Holding Corp. (OTCQB: DRNE) (“Drone Aviation” or the “Company”), a manufacturer of tethered drones and lighter-than-air aerostats today announced that it was selected by a prime contractor under an initial $3.8 million award. Additionally, the Company has solidified its cash position with the closing of an initial $2 million in equity capital to support the recently awarded contract.

“This multi-million-dollar award is a testament to the hard work of our dedicated team and validates the tremendous opportunity we envision for the Company,” said Jay Nussbaum, Chairman and CEO of Drone Aviation. “On behalf of our Board and entire team, we are honored to have been chosen for this relationship and look forward to successfully expanding sales following this significant opportunity.”

In support of the new relationship, the Company announced that it has completed an equity raise and secured $2 million through an initial private placement of common stock to certain accredited investors including Chairman and CEO Jay Nussbaum. The Company intends to utilize the proceeds to fund production and staffing as well as general working capital. The equity raise follows the recent elimination of all the Company’s convertible debt, significantly improving the Company’s balance sheet and creating a stronger foundation for operations and future growth.

Commenting on the financial transactions, Mr. Nussbaum concluded, “This contract award, our commitment to further fund the business and the recent elimination of all the Company’s outstanding convertible debt are transformational developments, enabling Drone Aviation to enter the next phase of its strategic plan.”

About Drone Aviation Holding Corp.

Drone Aviation Holding Corp. (OTCQB: DRNE) develops and manufactures cost-effective, compact and rapidly deployable aerial platforms, including lighter-than-air aerostats and electric-powered drones designed to provide government and commercial customers with enhanced surveillance and communication capabilities. Utilizing a patented tether system, Drone Aviation’s products are designed to provide prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications. For more information about Drone Aviation, please visit www.DroneAviationCorp.com or view our reports and filings with the Securities and Exchange Commission at http://www.sec.gov, including the Risk Factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as information in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: the ability to support future military needs for advanced voice and data communications applications, the continuation of growing demand for drones for military and state and local law enforcement authorities. The Company’s financial results and the forward-looking statements could be affected by many factors, including, but not limited to, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, changes in appropriations by Congress and reduced funding for defense procurement and research and development programs, and our ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations for Drone Aviation Corp.:

Steve Gersten

813-334-9745

investors@Droneaviationcorp.com

and

Bret Shapiro

Managing Director

CORE IR

561-479-8566

brets@coreir.com

Media Relations for Drone Aviation Corp.:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net